                                                                   EXHIBIT 10.58


                                 PROMISSORY NOTE


$ 20,000,000                                                    Washington, D.C.
                                                                   June 30, 2000


              FOR VALUE RECEIVED STARTEC GLOBAL COMMUNICATIONS CORPORATION, a Delaware corporation (collectively with successors and assigns, "Maker"), promises to pay to the order of ALLIED CAPITAL CORPORATION, a Maryland corporation (collectively with successors and assigns, "Holder"), the principal sum of Twenty Million Dollars ($20,000,000), together with interest as set out herein at its offices in the District of Columbia or such other place as Holder may designate in writing, or by wire transfer to Holder's designated bank account.

              1. LOAN AGREEMENT. This Promissory Note (this "Note") has been issued under the terms of an Investment and Loan Agreement between the Maker and the Holder dated this date (collectively with all modifications, renewals, extensions and replacements thereof and therefor, the "Agreement"). This Note evidences the obligation of the Maker to repay a loan in the aggregate principal amount of Twenty Million Dollars ($20,000,000) made pursuant to the Agreement. The Holder is entitled to the benefits of the Agreement and all of the exhibits thereto, and reference is made thereto for a description of all rights and remedies thereunder. Neither reference to the Agreement, nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay, when due, the principal amount hereof, together with all interest accrued thereon. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

              2. INTEREST RATES AND PAYMENT.

                    (a) ACCRUAL, PAYMENT AND DEFAULT RATES. Commencing on the date hereof and continuing until payment of the indebtedness hereunder in full, interest shall (subject to the immediately following sentence) accrue on the unpaid balance hereof at the fixed rate of fifteen percent (15%) per annum (the "Accrual Rate") and shall be payable semi-annually, in arrears, at the fixed rate of ten percent (10%) per annum (the "Payment Rate") as set out in subparagraph (b) below. The Accrual Rate shall increase to 18% per annum when and if (i) the Company fails to make payment on the due date of any principal or interest installment on the Note, or (ii) an Event of Default shall occur, and such rate shall remain in effect until such payment is made or such Event of Default is cured, whereupon the Accrual Rate shall decline to the rate previously in effect.

                    (b) PAYMENTS. On the fifteenth (15th) day of each May and November of the term hereof, payments of interest accrued at the Payment Rate through the end of the immediately preceding six-month period (or in the case of the payment due on November 15, 2000, through the end of the period beginning at Closing and ending on November 14, 2000) shall be due and payable.

                    (c) DEFERRAL AND COMPOUNDING. On the fourteenth (14th) day of each May and November of the term hereof, the then outstanding principal balance of this Note shall be increased by an amount (the "PIK Amount") equal to the difference between (i) interest accruing at the Accrual Rate on the principal balance of this Note outstanding from time to time during the immediately preceding six month period (or in the case of such increase occurring on November 14, 2000, during the period beginning at Closing and ending on November 14, 2000), and (ii) interest calculated at the Payment Rate on the principal balance of this Note outstanding from time to time during such six month period (or in the case of such increase occurring on November 14, 2000, during the period beginning at Closing and ending on November 14, 2000). After the end of each such period, interest shall be calculated on the then outstanding principal balance of this Note, as increased by the PIK Amount for such period and decreased by any principal repayments during such period, with the end result that unpaid interest under this Note shall be compounded semi-annually.

                    (d) OPTIONAL PAYMENT OF PIK AMOUNT. Maker may pay the PIK Amount for any period in whole or in part at any time, either before or after it is added to the principal balance hereof, without premium or penalty.

              3. RIGHT TO REPAYMENT UPON CHANGE OF CONTROL; INTEREST PREMIUM. If a Change of Control shall occur, Holder shall have the right to require the unpaid principal balance of the Note, and all accrued and unpaid interest thereon, plus an interest premium, to become due and payable in accordance with the terms of Article 9 of the Agreement.

              4. MATURITY. The entire indebtedness hereunder shall become due and payable July 1, 2005, if not previously paid in full or brought to maturity by the provisions herein for acceleration.

              5. PREPAYMENT. Prior to July 1, 2002, except as provided in subparagraph 2(d) hereof, no installment of principal or interest may be paid in whole or in part prior to the date when payment thereof shall become due according to the terms herein, and any sum proffered for payment to Holder in violation of this sentence may, at the Holder's option, be returned to the Maker or other payor, or held as cash collateral for this Note. Beginning July 1, 2002, payment of any installment of principal or interest may be made in whole or in part prior to the date when payment thereof shall become due without penalty or premium; and such prepayments shall be credited against the outstanding principal in inverse order of maturity.

              6. COMPUTATION OF INTEREST. Interest due hereunder shall be computed on the per annum basis of a year of three hundred sixty (360) days for the actual number of days (including the first day but excluding the last day), elapsed.

              7. INTEREST RATE LIMIT. Notwithstanding any other provision herein or in any related document, Holder shall not be entitled to contract for, charge, take, reserve, receive or apply as interest on the indebtedness any amount in excess of the sum corresponding to the highest rate of interest allowable under applicable law (hereinafter, "the Highest Lawful Rate"); and in the event that Holder contracts for, charges, takes, reserves, receives or applies as interest any such amount, it shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the indebtedness is paid and performed in full, any remaining excess shall forthwith be paid to the Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Holder and the Maker shall, to the maximum extent permitted under applicable law, (i) treat all loans by Holder to Maker as but a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (iii) exclude voluntary prepayments and the effects thereof and (iv) "spread" the total amount of interest throughout the entire contemplated term of the indebtedness, PROVIDED THAT if the indebtedness is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, Holder shall refund such excess and, in such event, Holder shall not be subject to any penalties provided by any laws limiting rates of interest.

              8. OTHER PAYMENT PROVISIONS. The Maker shall make each payment hereunder not later than 4:00 P.M. (Eastern time) on the day when due, without offset, in lawful money of the United States of America to the Holder in same day funds. All payments will be applied first to costs and fees owing hereunder, second to the payment of interest accrued through the date of payment and third to the payment of principal. If the date for any payment or prepayment hereunder falls on a day which is not a business day, then for all purposes of this Note the same shall be deemed to have fallen on the next business day, and such extension of time shall be included in the computation of interest.

              9. DEFAULT AND ACCELERATION. If payments are not made as and when provided herein, or if any other Event of Default should occur, as defined in the Agreement, then a default may be declared at the option of the Holder without presentment, demand, protest, or further notice of any kind (all of which are hereby expressly waived). In such event and upon such declaration having been made, the full balance of the indebtedness hereunder shall become due and payable, including all unpaid principal amounts, accrued interest and any costs (including reasonable attorney's fees), and the Holder shall be entitled to any other remedies which may be available hereunder, under the Agreement, the other Loan Documents, or any applicable law.

              10. NO IMPLIED WAIVER. No course of dealing between the Holder and any other party hereto or any failure or delay on the part of the Holder in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Holder under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

              11. CHOICE OF LAW; NON-EXCLUSIVE VENUE AND JURISDICTION; SERVICE OF PROCESS. This Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof may be in the courts of the District of Columbia or the Federal courts in the District of Columbia, to the jurisdiction of which courts the Maker hereby submits, as the agreement of such party, as not inconvenient and as not subject to review by any court other than such courts in the District of Columbia. The Maker intends and agrees that the courts of the jurisdictions in which the Maker is incorporated and conducts business shall afford full faith and credit to any judgment rendered by a court of the District of Columbia against the Maker hereunder, and that such District of Columbia and federal courts shall have IN PERSONAM jurisdiction to enter a valid judgment against the Maker. Service of any summons and/or complaint hereunder and any other process which may be served on the Maker in any action in respect hereto, may be made by mailing via registered mail or delivering a copy of such process to the address specified for the Maker in the Agreement. The Maker agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of the Holder.

              12. WAIVER OF JURY TRIAL. THE MAKER WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS INSTRUMENT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. THE MAKER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS INSTRUMENT AND THAT THE HOLDER WOULD NOT EXTEND ANY FUNDS HEREUNDER IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS INSTRUMENT. THE MAKER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE MAKER AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

              13. EXPENSES. The Maker shall pay all of Holder's reasonable expenses of any nature actually incurred, which may be necessary, either before or after a Default or an Event of Default , for the enforcement or preservation of Holder's rights under this Note, including but not limited to reasonable attorneys' fees, appellate costs and fees, and costs incurred by Holder as a participant in any bankruptcy proceeding, workout, debt restructuring, extension of maturity or document amendment, involving the Maker or any other obligor under the Note. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of principal outstanding and charge interest thereon at the rate specified herein.

              14. DEFINITIONS. The term INDEBTEDNESS shall mean the debts evidenced by this Note, including principal, interest and expenses whether contingent, now due or hereafter to become due, and whether heretofore or contemporaneously herewith or hereafter contracted. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.



       REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS

              IN WITNESS WHEREOF, the Maker affixes its hand and seal as of the date first above written.


SEAL:                                  STARTEC GLOBAL COMMUNICATIONS CORPORATION


Attest: /s/ YOLANDA STEFANOU FAERBER         By: /s/ RAM MUKUNDA
        ----------------------------             ----------------------------
        Yolanda Stefanou Faerber,                Ram Mukunda, President
        Secretary


                            CORPORATE ACKNOWLEDGEMENT

State of Maryland                   )
                                    )
County of Montgomery                )


              On the 30th day of June, 2000, before me came Ram Mukunda, who being by me duly sworn, did depose and say that he is the President of Startec Global Communications Corporation, the corporation described above and which executed the note hereof; that he knows the seal of such corporation; that the seal affixed to such note is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation; and that he signed his name thereto by like order.



                                               /s/  JEFFREY L. POERSCH
                                                       [Seal]
                                                 ----------------------------
                                                        Notary Public



My commission expires
     [Seal]
JEFFREY L. POERSCH * NOTARY PUBLIC
MONTGOMERY COUNTY, MARYLAND
MY COMMISION EXPIRES JANUARY 22, 2003

                                                                    EXHIBIT 99.3


                                 PROMISSORY NOTE


$ 20,000,000                                                    Washington, D.C.
                                                                   June 30, 2000


              FOR VALUE RECEIVED STARTEC GLOBAL COMMUNICATIONS CORPORATION, a Delaware corporation (collectively with successors and assigns, "Maker"), promises to pay to the order of ALLIED CAPITAL CORPORATION, a Maryland corporation (collectively with successors and assigns, "Holder"), the principal sum of Twenty Million Dollars ($20,000,000), together with interest as set out herein at its offices in the District of Columbia or such other place as Holder may designate in writing, or by wire transfer to Holder's designated bank account.

              1. LOAN AGREEMENT. This Promissory Note (this "Note") has been issued under the terms of an Investment and Loan Agreement between the Maker and the Holder dated this date (collectively with all modifications, renewals, extensions and replacements thereof and therefor, the "Agreement"). This Note evidences the obligation of the Maker to repay a loan in the aggregate principal amount of Twenty Million Dollars ($20,000,000) made pursuant to the Agreement. The Holder is entitled to the benefits of the Agreement and all of the exhibits thereto, and reference is made thereto for a description of all rights and remedies thereunder. Neither reference to the Agreement, nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay, when due, the principal amount hereof, together with all interest accrued thereon. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

              2. INTEREST RATES AND PAYMENT.

                    (a) ACCRUAL, PAYMENT AND DEFAULT RATES. Commencing on the date hereof and continuing until payment of the indebtedness hereunder in full, interest shall (subject to the immediately following sentence) accrue on the unpaid balance hereof at the fixed rate of fifteen percent (15%) per annum (the "Accrual Rate") and shall be payable semi-annually, in arrears, at the fixed rate of ten percent (10%) per annum (the "Payment Rate") as set out in subparagraph (b) below. The Accrual Rate shall increase to 18% per annum when and if (i) the Company fails to make payment on the due date of any principal or interest installment on the Note, or (ii) an Event of Default shall occur, and such rate shall remain in effect until such payment is made or such Event of Default is cured, whereupon the Accrual Rate shall decline to the rate previously in effect.

                    (b) PAYMENTS. On the fifteenth (15th) day of each May and November of the term hereof, payments of interest accrued at the Payment Rate through the end of the immediately preceding six-month period (or in the case of the payment due on November 15, 2000, through the end of the period beginning at Closing and ending on November 14, 2000) shall be due and payable.

                    (c) DEFERRAL AND COMPOUNDING. On the fourteenth (14th) day of each May and November of the term hereof, the then outstanding principal balance of this Note shall be increased by an amount (the "PIK Amount") equal to the difference between (i) interest accruing at the Accrual Rate on the principal balance of this Note outstanding from time to time during the immediately preceding six month period (or in the case of such increase occurring on November 14, 2000, during the period beginning at Closing and ending on November 14, 2000), and (ii) interest calculated at the Payment Rate on the principal balance of this Note outstanding from time to time during such six month period (or in the case of such increase occurring on November 14, 2000, during the period beginning at Closing and ending on November 14, 2000). After the end of each such period, interest shall be calculated on the then outstanding principal balance of this Note, as increased by the PIK Amount for such period and decreased by any principal repayments during such period, with the end result that unpaid interest under this Note shall be compounded semi-annually.

                    (d) OPTIONAL PAYMENT OF PIK AMOUNT. Maker may pay the PIK Amount for any period in whole or in part at any time, either before or after it is added to the principal balance hereof, without premium or penalty.

              3. RIGHT TO REPAYMENT UPON CHANGE OF CONTROL; INTEREST PREMIUM. If a Change of Control shall occur, Holder shall have the right to require the unpaid principal balance of the Note, and all accrued and unpaid interest thereon, plus an interest premium, to become due and payable in accordance with the terms of Article 9 of the Agreement.

              4. MATURITY. The entire indebtedness hereunder shall become due and payable July 1, 2005, if not previously paid in full or brought to maturity by the provisions herein for acceleration.

              5. PREPAYMENT. Prior to July 1, 2002, except as provided in subparagraph 2(d) hereof, no installment of principal or interest may be paid in whole or in part prior to the date when payment thereof shall become due according to the terms herein, and any sum proffered for payment to Holder in violation of this sentence may, at the Holder's option, be returned to the Maker or other payor, or held as cash collateral for this Note. Beginning July 1, 2002, payment of any installment of principal or interest may be made in whole or in part prior to the date when payment thereof shall become due without penalty or premium; and such prepayments shall be credited against the outstanding principal in inverse order of maturity.

              6. COMPUTATION OF INTEREST. Interest due hereunder shall be computed on the per annum basis of a year of three hundred sixty (360) days for the actual number of days (including the first day but excluding the last day), elapsed.

              7. INTEREST RATE LIMIT. Notwithstanding any other provision herein or in any related document, Holder shall not be entitled to contract for, charge, take, reserve, receive or apply as interest on the indebtedness any amount in excess of the sum corresponding to the highest rate of interest allowable under applicable law (hereinafter, "the Highest Lawful Rate"); and in the event that Holder contracts for, charges, takes, reserves, receives or applies as interest any such amount, it shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the indebtedness is paid and performed in full, any remaining excess shall forthwith be paid to the Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Holder and the Maker shall, to the maximum extent permitted under applicable law, (i) treat all loans by Holder to Maker as but a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (iii) exclude voluntary prepayments and the effects thereof and (iv) "spread" the total amount of interest throughout the entire contemplated term of the indebtedness, PROVIDED THAT if the indebtedness is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, Holder shall refund such excess and, in such event, Holder shall not be subject to any penalties provided by any laws limiting rates of interest.

              8. OTHER PAYMENT PROVISIONS. The Maker shall make each payment hereunder not later than 4:00 P.M. (Eastern time) on the day when due, without offset, in lawful money of the United States of America to the Holder in same day funds. All payments will be applied first to costs and fees owing hereunder, second to the payment of interest accrued through the date of payment and third to the payment of principal. If the date for any payment or prepayment hereunder falls on a day which is not a business day, then for all purposes of this Note the same shall be deemed to have fallen on the next business day, and such extension of time shall be included in the computation of interest.

              9. DEFAULT AND ACCELERATION. If payments are not made as and when provided herein, or if any other Event of Default should occur, as defined in the Agreement, then a default may be declared at the option of the Holder without presentment, demand, protest, or further notice of any kind (all of which are hereby expressly waived). In such event and upon such declaration having been made, the full balance of the indebtedness hereunder shall become due and payable, including all unpaid principal amounts, accrued interest and any costs (including reasonable attorney's fees), and the Holder shall be entitled to any other remedies which may be available hereunder, under the Agreement, the other Loan Documents, or any applicable law.

              10. NO IMPLIED WAIVER. No course of dealing between the Holder and any other party hereto or any failure or delay on the part of the Holder in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Holder under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

              11. CHOICE OF LAW; NON-EXCLUSIVE VENUE AND JURISDICTION; SERVICE OF PROCESS. This Note shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof may be in the courts of the District of Columbia or the Federal courts in the District of Columbia, to the jurisdiction of which courts the Maker hereby submits, as the agreement of such party, as not inconvenient and as not subject to review by any court other than such courts in the District of Columbia. The Maker intends and agrees that the courts of the jurisdictions in which the Maker is incorporated and conducts business shall afford full faith and credit to any judgment rendered by a court of the District of Columbia against the Maker hereunder, and that such District of Columbia and federal courts shall have IN PERSONAM jurisdiction to enter a valid judgment against the Maker. Service of any summons and/or complaint hereunder and any other process which may be served on the Maker in any action in respect hereto, may be made by mailing via registered mail or delivering a copy of such process to the address specified for the Maker in the Agreement. The Maker agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of the Holder.

              12. WAIVER OF JURY TRIAL. THE MAKER WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS INSTRUMENT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. THE MAKER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS INSTRUMENT AND THAT THE HOLDER WOULD NOT EXTEND ANY FUNDS HEREUNDER IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS INSTRUMENT. THE MAKER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE MAKER AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

              13. EXPENSES. The Maker shall pay all of Holder's reasonable expenses of any nature actually incurred, which may be necessary, either before or after a Default or an Event of Default , for the enforcement or preservation of Holder's rights under this Note, including but not limited to reasonable attorneys' fees, appellate costs and fees, and costs incurred by Holder as a participant in any bankruptcy proceeding, workout, debt restructuring, extension of maturity or document amendment, involving the Maker or any other obligor under the Note. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of principal outstanding and charge interest thereon at the rate specified herein.

              14. DEFINITIONS. The term INDEBTEDNESS shall mean the debts evidenced by this Note, including principal, interest and expenses whether contingent, now due or hereafter to become due, and whether heretofore or contemporaneously herewith or hereafter contracted. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.



       REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS

              IN WITNESS WHEREOF, the Maker affixes its hand and seal as of the date first above written.


SEAL:                                  STARTEC GLOBAL COMMUNICATIONS CORPORATION


Attest: /s/ YOLANDA STEFANOU FAERBER         By: /s/ RAM MUKUNDA
        ----------------------------             ----------------------------
        Yolanda Stefanou Faerber,                Ram Mukunda, President
        Secretary


                            CORPORATE ACKNOWLEDGEMENT

State of Maryland                   )
                                    )
County of Montgomery                )


              On the 30th day of June, 2000, before me came Ram Mukunda, who being by me duly sworn, did depose and say that he is the President of Startec Global Communications Corporation, the corporation described above and which executed the note hereof; that he knows the seal of such corporation; that the seal affixed to such note is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation; and that he signed his name thereto by like order.



                                               /s/  JEFFREY L. POERSCH
                                                       [Seal]
                                                 ----------------------------
                                                        Notary Public



My commission expires
     [Seal]
JEFFREY L. POERSCH * NOTARY PUBLIC
MONTGOMERY COUNTY, MARYLAND
MY COMMISION EXPIRES JANUARY 22, 2003